Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(15,577,704)
Unrealized Gain (Loss) on Market Value of Futures	816,961
Interest Income	33,192
ETF Transaction Fees	700
Total Income (Loss)	$(14,726,851)

Expenses
Management Fees	$356,525
Professional Fees	85,659
Brokerage Commissions	45,904
Non-interested Directors' Fees and Expenses	3,613
Prepaid Insurance Expense	6,133
Total Expenses	$497,834
Net Income (Loss)	$(15,224,685)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/15	$532,382,695
Additions (150,000 Shares)	6,446,516
Net Income (Loss)	(15,224,685)

Net Asset Value End of Month	$523,604,526
Net Asset Value Per Share (12,300,000 Shares)	$42.57

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(391,600)
Unrealized Gain (Loss) on Market Value of Futures	366,688
Interest Income	91
Total Income (Loss)	$(24,821)

Expenses
Management Fees	$864
Professional Fees	5,545
Brokerage Commissions	144
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	23
Total Expenses	6,587
Expense Waiver	(5,523)
Net Expenses	$1,064
Net Income (Loss)	$(25,885)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/15	$1,593,320
Net Income (Loss)	(25,885)

Net Asset Value End of Month	$1,567,435
Net Asset Value Per Share (100,000 Shares)	$15.67

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended August 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(24,379)
Unrealized Gain (Loss) on Market Value of Futures	(29,290)
Unrealized Gain (Loss) on Foreign Currency Translations	(99)
Interest Income	112
Total Income (Loss)	$(53,656)

Expenses
Management Fees	$1,137
Professional Fees	5,108
Brokerage Commissions	147
Non-interested Directors' Fees and Expenses	14
Prepaid Insurance Expense	18
Total Expenses	6,424
Expense Waiver	(4,980)
Net Expenses	$1,444
Net Income (Loss)	$(55,100)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/15	$2,078,848
Net Income (Loss)	(55,100)

Net Asset Value End of Month	$2,023,748
Net Asset Value Per Share (100,000 Shares)	$20.24

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(15,993,683)
Unrealized Gain (Loss) on Market Value of Futures	1,154,359
Unrealized Gain (Loss) on Foreign Currency Translations	(99)
Interest Income	33,395
ETF Transaction Fees	700
Total Income (Loss)	$(14,805,328)

Expenses
Management Fees	$358,526
Professional Fees	96,312
Brokerage Commissions	46,195
Non-interested Directors' Fees and Expenses	3,638
Prepaid Insurance Expense	6,174
Total Expenses	510,845
Expense Waiver	(10,503)
Net Expenses	$500,342
Net Income (Loss)	$(15,305,670)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/15	$536,054,863
Additions (150,000 Shares)	6,446,516
Net Income (Loss)	(15,305,670)

Net Asset Value End of Month	$527,195,709

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612